Coeur d’Alene Mines CORPORATION

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT-________________	Custodian______________
		(Cust)	(Minor)
TEN ENT-	as tenants by the entireties

JT TEN-	as joint tenants with right		under Uniform Gifts to Minors Act
	of survivorship and not as		__________________________________
	tenants in common		(State)
		UNIF TRF MIN ACT- ____________	Custodian (until age__________)
(Cust)
_________________ under Uniform Transfers
(Minor)
to Minors Act __________________________
(State)

Additional abbreviations may also be used though not in the above list.

        For Value received, the undersigned hereby sells, assigns and transfers unto __________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE
_____________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

__________________________________________________________________________________________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________

NOTICE:	______________________________________________________________
The signature(s) to this Assignment must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed

By________________________________________________________
The signature(s) should be guaranteed by an eligible guarantor institution
(banks, stockbrokers, savings and loan association and credit unions with
Membership in an approved signature guarantee medallion program)
pursuant to S.E.C. Rule 17Ad.